UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21936

SPECIAL VALUE CONTINUATION FUND, LLC
(Exact Name of Registrant as Specified in Charter)

2951 28TH STREET, SUITE 1000
SANTA MONICA, CALIFORNIA 90405
(Address of Principal Executive Offices) (Zip Code)

ELIZABETH GREENWOOD, SECRETARY
SPECIAL VALUE CONTINUATION FUND, LLC
2951 28TH STREET, SUITE 1000
SANTA MONICA, CALIFORNIA 90405
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (310) 566-1000

Copies to:
RICHARD T. PRINS, ESQ.
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
FOUR TIMES SQUARE
NEW YORK, NEW YORK 10036

Date of fiscal year end: DECEMBER 31, 2008

Date of reporting period: JUNE 30, 2008

ITEM 1. REPORTS TO STOCKHOLDERS.

Semi-Annual Shareholder Report

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)
June 30, 2008

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Semi-Annual Shareholder Report

June 30, 2008

Contents

Performance Summary	1
Consolidated Portfolio Asset Allocation	2

Unaudited Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities	3
Consolidated Statement of Investments	4
Consolidated Statement of Operations	9
Consolidated Statements of Changes in Net Assets	10
Consolidated Statement of Cash Flows	11
Notes to Consolidated Financial Statements	12
Consolidated Schedule of Changes in Investments in Affiliates	26

Supplemental Information

Consolidating Statement of Assets and Liabilities	27
Consolidating Statement of Operations	28
Approval of Investment Management Agreements	29

Special Value Continuation Fund, LLC (the “Company”) files a schedule of its investment in Special Value Continuation Partners, LP (the “Partnership”) with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Investments listed in the Consolidated Statement of Investments are held by the Partnership, which also files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Forms N-Q of the Company and the Partnership are available on the SEC’s website at http://www.sec.gov. The Forms N-Q of the Company and the Partnership may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A free copy of the proxy voting guidelines of the Company and the Partnership and information regarding how the Company and the Partnership voted proxies relating to portfolio securities during the most recent twelve-month period may be obtained without charge on the SEC’s website at http://www.sec.gov or by calling the advisor of the Company and the Partnership, Tennenbaum Capital Partners, LLC, at (310) 566-1000. Collect calls for this purpose are accepted.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Performance Summary

Fund Inception (July 31, 2006) through June 30, 2008

Fund Returns v. Merrill Lynch US High Yield and S&P 500 Indices

	Return on Equity (1)			IRR (2)
				Annualized
	2006 *	2007	2008 **	Inception-to-Date
Special Value Continuation Fund	8.2%	9.2%	-11.1%	4.2%
Merrill Lynch US High Yield Index	7.3%	2.2%	-1.2%	4.2%
Standard & Poor's 500 Index	12.0%	5.5%	-11.9%	2.1%

* Period from inception (July 31, 2006) through December 31, 2006
** Year to date

Past performance of Special Value Continuation Fund, LLC (the "Company") is not a guarantee of future performance. Company returns are net of dividends to preferred shareholders, performance allocations and Company expenses, including financing costs and management fees.

(1)
Return on equity (net of dividends to preferred shareholders, performance allocations and Company expenses, including financing costs and management fees) calculated on a monthly geometrically liked, time-weighted basis. Returns are reduced in earlier periods because organizational costs and other expenses are high relative to assets.

(2)
Internal rate of return ("IRR") is the imputed annual return over an investment period and, mathematically, is the rate of return at which the discounted cash flows equal the initial outlays. The IRR presented assumes a liquidation of the Company at net asset value as of the period end date.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Portfolio Asset Allocation

June 30, 2008

Portfolio Holdings by Investment Type (% of Cash and Investments)

Portfolio Holdings by Industry (% of Cash and Investments)

Telecom Wireline	15.1%
Data Processing, Hosting, and Related Services	9.7%
Motor Vehicle Parts Manufacturing	8.8%
Nonferrous Metal (except Aluminum) Production and Processing	7.8%
Automotive Repair and Maintenance	6.3%
Satellite Telecommunications	6.2%
Other Information Services	5.5%
Cable Service Carriers	5.3%
Semiconductor and Other Electronic Component Manufacturing	4.4%
Communications Equipment Manufacturing	3.7%
Other Amusement and Recreation Industries	3.5%
Glass and Glass Products Manufacturing	3.3%
Offices of Real Estate Agents and Brokers	3.2%
Plastics Product Manufacturing	2.3%
Depository Credit Intermediation	1.8%
Gambling Industries	1.6%
Computer and Peripheral Equipment Manufacturing	1.2%
Electric Power Generation, Transmission and Distribution	0.9%
Radio and Television Broadcasting	0.9%
Scheduled Air Transportation	0.6%
Resin, Synthetic Rubber, and Artificial Synthetic Fibers and Filaments Manufacturing	0.2%
Home Furnishings Stores	0.2%
Support Activities for Air Transportation	0.0%
Motor Vehicle Manufacturing	(0.3	%)(1)
Miscellaneous	0.8%
Cash and Cash Equivalents	7.0%
Total	100.0%

(1)	Negative value is attributable to an undrawn revolving credit facility

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Assets and Liabilities (Unaudited)

June 30, 2008

	Cost	Fair Value
Assets
Investments:
Unaffiliated issuers	$354,498,039	$309,989,279
Controlled companies	36,592,911	14,824,509
Other affiliates	197,221,532	262,220,168

Total investments	588,312,482	587,033,956

Cash and cash equivalents		43,953,567
Accrued interest income:
Unaffiliated issuers		9,054,713
Controlled companies		10,900
Other affiliates		1,185,546
Receivable for investment securities sold		4,010,610
Deferred debt issuance costs		2,680,332
Prepaid expenses and other assets		315,167
Total assets		648,244,791

Liabilities
Credit facility payable		147,000,000
Unrealized depreciation on swaps and forward contracts		13,547,769
Distributions payable		4,000,000
Interest payable		1,079,848
Payable for investment securities purchased		699,835
Management and advisory fees payable		690,599
Futures contracts at fair value		312,300
Payable to affiliate		166,156
Accrued expenses and other liabilities		457,321
Total liabilities		167,953,828

Preferred stock
Series Z; $500/share liquidation preference; 400 shares authorized, 47 shares issued and outstanding		23,500
Accumulated dividends on Series Z preferred stock		937
Total Series Z preferred stock		24,437

Preferred limited partnership interest
Series A preferred limited partnership interest in Special Value Continuation Partners, LP; $20,000/interest liquidation preference; 6,700 interests authorized, issued and outstanding		134,000,000
Accumulated distributions on Series A preferred limited partnership interests		1,149,553
Total preferred limited partnership interest		135,149,553

Minority interest
General partnership interest in Special Value Continuation Partners, LP		-

Net assets applicable to common shareholders		$345,116,973

Composition of net assets applicable to common shareholders
Common stock, $0.001 par value; unlimited shares authorized, 418,955.777 shares issued and outstanding		$419
Paid-in capital in excess of par, net of contributed unrealized gains		358,676,540
Accumulated net investment income		11,482,973
Accumulated net realized losses		(10,229,584)
Accumulated net unrealized depreciation		(14,812,438)
Minority interest		-
Accumulated dividends to Series Z preferred shareholders		(937)
Net assets applicable to common shareholders		$345,116,973

Common stock, NAV per share		$823.76

See accompanying notes.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Investments (Unaudited)

June 30, 2008

Showing Percentage of Total Cash and Investments of the Company

	Principal	Fair	Percent of Cash
Security	Amount	Value	and Investments
Debt Securities (57.11%)
Bank Debt (49.29%)(1)
Automotive Repair and Maintenance (4.31%)
ESP Holdings, Inc., 1st Lien Revolver, LIBOR + 4.5%, due 6/30/09
(Acquired 4/27/07, Amortized Cost $204,854) (2), (12)	$5,000,269	$199,857	0.03%
ESP Holdings, Inc., 1st Lien Term Loan, LIBOR + 4.5%, due 6/30/09
(Acquired 4/25/07 and 4/27/07, Amortized Cost $3,633,933) (2), (12)	$3,596,655	3,596,655	0.57%
ESP Holdings, Inc., 2nd Lien Term Loan, LIBOR + 10%, due 9/12/14
(Acquired 9/12/07, Amortized Cost $18,154,571) (2), (12)	$18,080,857	17,990,452	2.85%
ESP Holdings, Inc., Junior Unsecured Subordinated Promissory Notes, 18% PIK due 3/31/15
(Acquired 5/30/08, Amortized Cost $18,154,571) (2), (12)	$5,321,627	5,401,452	0.86%
Total Automotive Repair and Maintenance		27,188,416

Cable Service Carriers (5.33%)
Casema, Mezzanine Term Loan, EURIBOR+4.5% Cash + 4.75% PIK, due 9/12/16
(Acquired 10/3/06, Amortized Cost $27,719,597) - (Netherlands) (9), (12)	€21,586,338	33,612,490	5.33%

Communications Equipment Manufacturing (3.71%)
Enterasys Network Distribution Ltd., 2nd Lien Term Loan, LIBOR+ 9.25%, due 2/22/11
(Acquired 3/9/07, Amortized Cost $1,088,826) - (Ireland)	$1,099,824	1,066,829	0.17%
Enterasys Networks, Inc., 2nd Lien Term Loan, LIBOR + 9%, due 2/22/11
(Acquired 3/9/07, Amortized Cost $4,774,082)	$4,822,306	4,677,636	0.74%
Mitel Networks Corporation, 1st Lien Term Loan, LIBOR + 3.25%, due 8/10/14
(Acquired 12/13/07, Amortized Cost $18,686,785)	$19,879,558	17,643,108	2.80%
Total Communications Equipment Manufacturing		23,387,573

Computer and Peripheral Equipment Manufacturing (1.21%)
Palm, Inc., Tranche B Term Loan, LIBOR + 3.5%, due 4/24/14
(Acquired 5/24/07, Amortized Cost $10,239,200)	$11,376,889	7,622,516	1.21%

Data Processing, Hosting, and Related Services (8.95%)
Anacomp, Inc., Promissory Note, LIBOR + 6.5% PIK, due 8/31/09
(Acquired 5/24/07, Amortized Cost $1,122,303) (2), (10)	$1,122,303	1,122,303	0.18%
Anacomp, Inc., Senior Secured Subordinated Notes, 14% PIK, due 3/12/13
(Acquired 3/12/08, Amortized Cost $5,213,238) (2), (10)	$5,213,238	5,213,238	0.83%
GXS Worldwide, Inc., 1st Lien Term Loan, LIBOR + 4%, due 3/31/13
(Acquired 10/12/07, Amortized Cost $9,078,757)	$9,264,038	9,032,437	1.43%
GXS Worldwide, Inc., 2nd Lien Term Loan, LIBOR + 7.5%, due 9/30/13
(Acquired 10/12/07, Amortized Cost $22,259,238)	$22,598,211	21,976,760	3.48%
Terremark Worldwide, Inc., 1st Lien Term Loan, LIBOR + 3.75%, due 7/31/12
(Acquired 8/1/07, Amortized Cost $5,674,116)	$5,674,116	5,418,781	0.86%
Terremark Worldwide, Inc., 2nd Lien Term Loan, LIBOR + 3.25% cash + 4.5% PIK, due 1/31/13
(Acquired 8/1/07, Amortized Cost $14,318,963)	$14,400,840	13,702,400	2.17%
Total Data Processing, Hosting, and Related Services		56,465,919

Electric Power Generation, Transmission and Distribution (0.10%)
La Paloma Generating Company Residual Bank Debt
(Acquired 2/2/05, 3/18/05, and 5/6/05, Cost $2,010,533) (3)	$23,218,324	637,761	0.10%

Motor Vehicle Manufacturing (-0.35%)
General Motors Corporation, Revolver, LIBOR + 1.5%, due 7/20/11
(Acquired 9/27/07, 11/27/07, and 12/14/07 Amortized Cost $(1,327,100))	$15,000,000	(2,212,500)	(0.35%)

Motor Vehicle Parts Manufacturing (2.37%)
EaglePicher Corporation, 1st Lien Tranche B Term Loan, LIBOR + 4.5%, due 12/31/12
(Acquired 12/31/07, Amortized Cost $7,947,531) (2), (12)	$7,947,531	7,901,173	1.25%
EaglePicher Corporation, 2nd Lien Term Loan, LIBOR + 7.5%, due 12/31/13
(Acquired 12/31/07, Amortized Cost $7,000,000) (2), (12)	$7,000,000	7,052,500	1.12%
Total Motor Vehicle Parts Manufacturing		14,953,673

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Investments (Continued) (Unaudited)

June 30, 2008

Showing Percentage of Total Cash and Investments of the Company

	Principal	Fair	Percent of Cash
Security	Amount	Value	and Investments
Debt Securities (continued)
Offices of Real Estate Agents and Brokers (2.56%)
Realogy Corporation, Revolver, LIBOR + 2.25%, due 4/10/13
(Acquired 6/28/07, 7/9/07 and 7/13/07, Amortized Cost $3,330,000)	$15,000,000	$1,737,500	0.28%
Realogy Corporation, Delayed Draw Term Loan, LIBOR + 3%, due 10/10/13
(Acquired 12/31/07, Amortized Cost $8,441,212)	$8,932,500	7,624,523	1.21%
Realogy Corporation, Term Loan B, LIBOR + 3%, due 10/10/13
(Acquired 7/17/07, 7/18/07, 7/19/07, 8/15/07, 9/12/07, 12/06/07, and 11/22/08, Amortized Cost $7,415,017)	$7,926,929	6,766,197	1.07%
Total Offices of Real Estate Agents and Brokers		16,128,220

Resin, Synthetic Rubber, and Artificial Synthetic Fibers and Filaments Manufacturing (0.21%)
Solutia, Inc., Senior Secured Term Loan B, LIBOR + 5%, due 2/28/14
(Acquired 3/3/08, Amortized Cost $1,209,915)	$1,329,577	1,297,169	0.21%

Radio and Television Broadcasting (0.9%)
Newport Television LLC, Term Loan B, LIBOR + 5%, due 9/14/16
(Acquired 5/1/08 and 5/29/08, Amortized Cost $5,425,166)	$5,961,721	5,700,896	0.90%

Satellite Telecommunications (6.11%)
WildBlue Communications, Inc., 1st Lien Delayed Draw Term Loan, LIBOR + 4% Cash + 2.5% PIK, due 12/31/09
(Acquired 9/29/06, Amortized Cost $18,535,244) (12)	$18,423,531	17,510,474	2.78%
WildBlue Communications, Inc., 2nd Lien Delayed Draw Term Loan, LIBOR + 5% Cash + 4.5% PIK, due 8/15/11
(Acquired 9/29/06, Amortized Cost $22,314,106) (12)	$22,863,631	21,023,109	3.33%
Total Satellite Telecommunications		38,533,583

Semiconductor and Other Electronic Component Manufacturing (4.42%)
Celerity, Inc., Senior Secured Notes, LIBOR + 12%, due 12/31/09
(Acquired 4/15/08 , Amortized Cost $21,543,028) (2)	$21,543,028	20,573,592	3.26%
Celerity, Inc., Senior Second Lien Secured Convertible Notes, 12% PIK, due 12/31/09
(Acquired 4/15/08, Amortized Cost $21,543,028) (2)	$7,316,698	7,316,698	1.16%
Total Semiconductor and Other Electronic Component Manufacturing		27,890,290

Telecom Wireline (9.46%)
Cavalier Telephone Corporation, Senior Secured 1st Lien Term Loan, LIBOR + 7.25%, due 12/31/12
(Acquired 4/24/08, Amortized Cost $702,332)	$900,059	747,049	0.12%
Global Crossing Limited, Tranche B Term Loan, LIBOR +6.25%, due 5/9/12
(Acquired 6/4/07, Amortized Cost $8,487,944)	$8,487,944	8,084,766	1.28%
Integra Telecom, Inc., 2nd Lien Term Loan, LIBOR + 7%, due 2/28/14
(Acquired 9/05/07, Amortized Cost $3,360,000)	$3,500,000	3,202,500	0.51%
Integra Telecom, Inc., Term Loan, LIBOR + 10% PIK, due 8/31/14
(Acquired 9/05/07, Amortized Cost $4,445,481)	$4,455,481	4,076,765	0.65%
Interstate Fibernet, Inc., 1st Lien Term Loan, LIBOR + 4%, due 7/31/13
(Acquired 8/01/07, Amortized Cost $11,091,894) (2), (12)	$11,405,547	10,618,564	1.68%
Interstate Fibernet, Inc., 2nd Lien Term Loan, LIBOR + 7.5%, due 7/31/14
(Acquired 7/31/07, Amortized Cost $12,281,636) (2), (12)	$12,281,636	11,916,257	1.89%
NEF Telecom Company BV, 2nd Lien Tranche D Term Loan, EURIBOR + 5.5%, due 2/16/17
(Acquired 8/29/07, and 11/29/07 Amortized Cost $2,111,865) - (Bulgaria) (9)	€1,538,600	2,333,162	0.37%
NEF Telecom Company BV, Mezzanine Term Loan, EURIBOR + 10% PIK, due 8/16/17
(Acquired 8/29/07, Amortized Cost $18,071,530) - (Bulgaria) (9)	€13,118,332	18,647,642	2.96%
Total Telecom Wireline		59,626,705
Total Bank Debt (Cost $319,214,122)		310,832,711

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Investments (Continued) (Unaudited)

June 30, 2008

Showing Percentage of Total Cash and Investments of the Company

	Principal
	Amount	Fair	Percent of Cash
Security	or Shares	Value	and Investments
Debt Securities (continued)
Other Corporate Debt Securities (7.82%)
Gambling Industries (1.63%)
Harrah's Operating Company Inc., Senior Notes, 10.75%, due 2/1/16	$11,958,000	$10,273,716	1.63%

Home Furnishings Stores (0.21%)
Linens n' Things, Floating Rate Note, LIBOR + 5.625%, due 1/15/14 (3)	$3,843,000	1,325,835	0.21%

Plastics Product Manufacturing (1.89%)
Pliant Corporation, Senior Secured 2nd Lien Notes, 11.125%, due 9/1/09	$14,027,000	11,922,950	1.89%

Offices of Real Estate Agents and Brokers (0.60%)
Realogy Corporation, Senior Note, 10.5%, due 4/15/14	$1,965,000	1,361,136	0.22%
Realogy Corporation, Senior Subordinated Notes, 12.375%, due 4/15/15	$4,915,000	2,426,290	0.38%
Total Offices of Real Estate Agents and Brokers		3,787,426

Other Amusement and Recreation Industries (3.49%)
Bally Total Fitness Holdings, Inc., Senior Subordinated Notes, 14% Cash or 15.625% PIK, due 10/1/13
(Acquired 10/01/07, Amortized Cost $45,093,131) (5), (14)	$44,090,666	22,045,333	3.49%

Total Other Corporate Debt Securities (Cost $76,039,338)		49,355,260
Total Debt Securities (Cost $395,253,460)		360,187,971

Equity Securities (35.94%)
Automotive Repair and Maintenance (1.95%)
ESP Holdings, Inc., Common Stock
(Acquired 9/12/07 Cost $9,311,782) (2), (3), (5), (6), (12)	88,670	7,740,421	1.23%
ESP Holdings, Inc., 15% PIK, Preferred Stock
(Acquired 9/12/07 Cost $4,502,521) (2), (3), (5), (6), (12)	40,618	4,542,260	0.72%
Total Automotive Repair and Maintenance		12,282,681

Data Processing, Hosting, and Related Services (0.77%)
Anacomp, Inc., Common Stock
(Acquired during 2002, 2003, 2005, and 2006, Cost $26,711,048) (2), (3), (5), (10)	1,253,969	4,871,670	0.77%

Depository Credit Intermediation (1.84%)
Doral Holdings, LP Interest
(Acquired 7/12/07, Cost $11,138,132) (3), (5)	11,138,132	11,623,764	1.84%

Electric Power Generation, Transmission and Distribution (0.77%)
Mach Gen, LLC, Common Units
(Acquired 2/21/07, Cost $931,596) (3), (5)	5,198	4,418,300	0.70%
Mach Gen, LLC, Warrants to purchase Warrant Units
(Acquired 2/21/07, Cost $387,063) (3), (5)	2,098	472,050	0.07%
Total Electric Power Generation, Transmission and Distribution		4,890,350

Glass and Glass Products Manufacturing (3.28%)
Owens Corning, Inc., Common Stock (3)	910,755	20,719,676	3.28%

Motor Vehicle Parts Manufacturing (6.38%)
EaglePicher Holdings, Inc., Common Stock
(Acquired 3/9/05, Cost $24,285,461) (2), (3), (5), (6), (7), (12)	1,312,720	40,264,404	6.38%

Nonferrous Metal (except Aluminum) Production and Processing (7.84%)
International Wire Group, Inc., Common Stock
(Acquired 10/20/04, Cost $29,012,690) (2), (3), (5), (6), (14)	1,979,441	49,486,025	7.84%

Other Information Services (5.54%)
Information Resources, Inc., Series A Restricted Preferred Stock
(Acquired 11/10/04, Cost $1) (2), (3), (5), (6), (12)	8,334,074	17,918,259	2.84%
Information Resources, Inc., Series A Preferred Stock
(Acquired 11/10/04, Cost $1) (2), (3), (5), (6), (12)	7,921,579	17,031,395	2.70%
Total Other Information Services		34,949,654

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Investments (Continued) (Unaudited)

June 30, 2008

Showing Percentage of Total Cash and Investments of the Company

	Principal Amount	Fair	Percent of Cash
Security	or Shares	Value	and Investments

Equity Securities (continued)
Plastics Product Manufacturing (0.46%)
Pliant Corporation, Common Stock
(Acquired 7/18/06, Cost $177) (3), (5), (16)	422	$422	0.00%
Pliant Corporation, 13% PIK, Preferred Stock	6,400,348	2,892,317	0.46%
Total Plastics Product Manufacturing		2,892,739

Satellite Telecommunications (0.06%)
WildBlue Communications, Inc., Non-Voting Warrants
(Acquired 10/23/06, Cost $673,094) (3), (5), (12)	1,573,826	369,849	0.06%

Scheduled Air Transportation (0.57%)
SVC Partners Corp. 2, Common Stock
(Acquired 5/15/07, Cost $3,546,322) (2), (5), (10)	100	3,617,298	0.57%

Semiconductor and Other Electronic Component Manufacturing (0.00%)
Celerity, Inc., Common Stock
(Acquired 12/23/04, 9/8/05 and 2/1/06, Cost $12,135,924) (2), (3), (5), (6)	2,427,185	-	0.00%
Kinetics Holdings, LLC, Common Units
(Acquired 1/7/05, Cost $2,587,349) (3), (5)	3,384,000	1	0.00%
Total Semiconductor and Other Electronic Component Manufacturing		1

Support Activities for Air Transportation (0.04%)
Alabama Aircraft Industries, Inc., Common Stock
(Acquired 3/12/02, 3/13/02 and 12/11/02, Cost $3,550,121) (3), (5)	164,636	248,600	0.04%

Telecom Wireline (5.61%)
Interstate Fibernet, Inc., Common Stock
(Acquired 7/31/07 Cost $23,477,380) (2), (3), (5), (6), (15)	10,890,068	32,670,204	5.18%
NEF Kamchia Co-Investment Fund, LP Interest
(Acquired 7/31/07, Cost $3,367,227) (3), (5), (9)	2,455,500	2,720,944	0.43%
Total Telecom Wireline		35,391,148

Miscellaneous Securities (0.83%) (4)	448,854	5,238,126	0.83%

Total Equity Securities (Cost $193,059,022)		226,845,985

Total Investments (Cost $588,312,482) (11)		587,033,956

Cash and Cash Equivalents (6.95%)
General Electric Credit Corporation, Commercial Paper, 1.95%, due 7/07/08	$21,000,000	20,993,175	3.33%
Nestle Capital, Commercial Paper, 2.52%, due 7/01/08	$4,000,000	4,000,000	0.63%
Toyota Motor Credit Corporation, Commercial Paper, 2.10%, due 7/10/08	$10,000,000	9,994,750	1.58%
Wells Fargo, Certificate of Deposit, 2.5%, due 7/11/08	$2,500,000	2,500,000	0.40%
Cash denominated in foreign currencies (Cost $1,264,107)	$812,479	1,280,061	0.20%
Wells Fargo Overnight Repurchase Agreement, 1.75%,
Collateralized by FHLB Discount Notes, FNMA Discount Notes, and STRIPS	$962,503	962,503	0.15%
Cash Held on Account at Various Institutions	$4,147,359	4,223,078	0.66%
Total Cash and Cash Equivalents		43,953,567

Total Cash and Investments		$630,987,523	100.00%

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Investments (Continued) (Unaudited)

June 30, 2008

Notes to Statement of Investments:

(1)
Investments in bank debt generally are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933. Such transactions are generally subject to contractual restrictions, such as approval of the agent or borrower.

(2)	Affiliated issuer - as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer).

(3)	Non-income producing security.

(4)	Miscellaneous Securities is comprised of one or more unrestricted security positions that have not previously been publicly disclosed.

(5)	Restricted security.

(6)	Investment is not a controlling position.

(7)	The Company's advisor may demand registration at any time more than 180 days following the first initial public offering of common equity by the issuer.

(8)
Registration of this issue of restricted stock may be forced by a majority of the eligible holders of the issue by written notice to the issuer once the issuer becomes eligible to use a short form registration statement on Form S-3.

(9)	Principal amount denominated in euros. Amortized cost and fair value converted from euros to US dollars.

(10)	Issuer is a controlled company.

(11)	Includes investments with an aggregate market value of $32,642,626 that have been segregated to collateralize certain unfunded commitments.

(12)	Priced by an independent third party pricing service.

(13)	Priced by one or more independent third party appraisers.

(14)	Priced using quotes from one or more independent third party broker-dealers.

(15)	Priced using the closing price per Pink Sheets.

(16)
The Partnership may demand registration of the shares as part of a majority (by interest) of the holders of the registrable shares of the issuer, or in connection with an initial public offering by the issuer.

Aggregate purchases and aggregate sales of investment securities, other than Government securities, totaled $86,621,511 and $84,165,999 respectively. Aggregate purchases includes securities received as payment in-kind. Aggregate sales includes principal paydowns on debt securities.

The total value of restricted securities as of June 30, 2008 was $530,873,910, or 84.1% of total cash and investments of the Company.

Swaps, futures contracts, and forward contracts at June 30, 2008 were as follows:

	Number of
	Contracts or	Fair
Instrument	Notional Amount	Value

Futures Contracts
90 Day Euro Dollar Future, due 12/14/09	72	$(157,500)
90 Day Euro Dollar Future, due 3/15/10	72	(154,800)

Total Futures Contracts (Cost $(312,300))		(312,300)

Forward Contracts
Euro/US Dollar Forward Currency Contract, Expire 9/15/09	$946,444	(185,677)
Euro/US Dollar Forward Currency Contract, Expire 2/1/10	$1,403,277	(233,559)

Total Forward Contracts		(419,236)

Swaps
Euro/US Dollar Cross Currency Basis Swap, Expire 9/12/16	$27,510,497	(7,754,132)
Euro/US Dollar Cross Currency Basis Swap, Expire 5/16/12	$18,122,832	(3,119,367)
US Dollar Interest Rate Swap, Expire 4/14/12	$6,500,000	(2,255,034)

Total Swaps		(13,128,533)

Total Swaps, Futures, and Forward Contracts		$(13,860,069)

See accompanying notes.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Operations (Unaudited)

Six Months Ended June 30, 2008

Investment income
Interest income:
Unaffiliated issuers	$18,930,427
Controlled companies	271,183
Other affiliates	6,604,303
Dividend income - unaffiliated issuers	40,719
Other income - affiliates	23,501
Total investment income	25,870,133

Operating expenses
Management and advisory fees	4,143,594
Interest expense	2,827,626
Amortization of deferred debt issuance costs	219,542
Legal fees, professional fees and due diligence expenses	167,924
Commitment fees	129,805
Director fees	89,500
Custody fees	85,324
Insurance expense	61,270
Other operating expenses	165,852
Total expenses	7,890,437

Net investment income	17,979,696

Net realized and unrealized loss
Net realized loss from:
Investments in unaffiliated issuers	(9,084,767)
Investments in affiliated issuers	(1,136,440)
Foreign currency transactions	(6,011)
Net realized loss	(10,227,218)

Net change in net unrealized appreciation (depreciation) on:
Investments	(51,536,334)
Foreign currency	15,953
Net change in unrealized appreciation (depreciation)	(51,520,381)
Net realized and unrealized loss	(61,747,599)

Net change in undistributed earnings of minority interestholder	3,149,915
Distributions to Series A preferred limited partners	(3,593,765)
Net change in accumulated distributions to Series A preferred limited partners	788,650
Dividends to Series Z preferred shareholders	(2,673)
Net change in reserve for dividends to Series Z preferred shareholders	1,736

Net decrease in net assets applicable to common shareholders resulting from operations	$(43,424,040)

See accompanying notes.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30, 2008 (Unaudited)	December 31, 2007

Net assets applicable to common shareholders, beginning of period	$392,541,013	$434,092,909

Net investment income	17,979,696	69,772,636
Net realized loss on investments and foreign currency	(10,227,218)	37,199,262
Net change in unrealized depreciation on investments and foreign currency	(51,520,381)	(49,236,173)
Distributions to minority interestholder from:
Net investment income	-	(12,457,669)
Net realized loss on investments and foreign currency	-	(7,440,326)
Returns of capital	-	(542,005)
Net change in undistributed earnings of minority interestholder	3,149,915	10,426,419
Distributions to Series A preferred limited partners from net investment income	(3,593,765)	(8,364,133)
Net change in accumulated distributions to Series A preferred limited partners	788,650	148,999
Dividends to Series Z preferred shareholders from net investment income	(2,673)	-
Net change in reserve for dividends to Series Z preferred shareholders	1,736	(1,906)
Net decrease in net assets applicable to common shareholders resulting from operations	(43,424,040)	39,505,104

Distributions to common shareholders from:
Net investment income	(4,000,000)	(49,167,853)
Net realized gains	-	(29,761,302)
Returns of capital	-	(2,127,845)
Total distributions to common shareholders	(4,000,000)	(81,057,000)

Net assets applicable to common shareholders, end of period (including accumulated net investment income of $11,482,973 and $311,064 respectively.)	$345,116,973	$392,541,013

See accompanying notes.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Cash Flows (Unaudited)

Six Months Ended June 30, 2008

Operating activities
Net decrease in net assets applicable to common shareholders resulting from operations	$(43,424,040)
Adjustments to reconcile net decrease in net assets applicable to common shareholders resulting from operations to net cash used in operating activities:
Net realized loss on investments and foreign currency	10,227,218
Net change in unrealized depreciation on investments	51,536,334
Distributions paid to Series A preferred limited partners	3,593,765
Net change in accumulated distributions to Series A preferred limited partners	(788,650)
Dividends paid to Series Z preferred shareholders	2,673
Net change in reserve for dividends to Series Z preferred shareholders	(1,736)
Net change in undistributed earnings of minority interestholder	(3,149,915)
Accretion of original issue discount	(368,806)
Accretion of market discount	(137,631)
Income from paid in-kind capitalization	(2,790,955)
Amortization of deferred debt issuance costs	219,542
Changes in assets and liabilities:
Purchases of investment securities	(83,830,556)
Proceeds from sales, maturities and paydowns of investment securities	84,165,999
Increase in receivable for investment securities sold	(2,208,510)
Increase in accrued interest income-unaffiliated issuers	(4,455,547)
Decrease in accrued interest income-controlled companies	103
Decrease in accrued interest income-other affiliates	853,482
Increase in prepaid expenses and other assets	(234,788)
Decrease in payable for investment securities purchased	(13,638,235)
Decrease in interest payable	(930,764)
Decrease in director fees payable	-
Increase in payable to affiliate	97,697
Increase in accrued expenses and other liabilities	77,482
Net cash used in operating activities	(5,185,838)

Financing activities
Proceeds from draws on credit facility	128,000,000
Principal repayments on credit facility	(188,000,000)
Distributions paid to Series A preferred limited partners	(3,593,765)
Dividends paid to Series Z preferred shareholders	(2,673)
Net cash used in financing activities	(63,596,438)

Net decrease in cash and cash equivalents	(68,782,276)
Cash and cash equivalents at beginning of period	112,735,843
Cash and cash equivalents at end of period	$43,953,567

Supplemental cash flow information:
Interest payments	$3,758,390

See accompanying notes.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited)

June 30, 2008

1.	Organization and Nature of Operations

Special Value Continuation Fund, LLC (the “Company”), a Delaware Limited Liability Company, is registered as a nondiversified, closed-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Company was established for the purpose of enabling qualified investors to participate indirectly in the investment objectives of Special Value Continuation Partners, LP, a Delaware Limited Partnership (the “Partnership”), of which the Company owns 100% of the common limited partnership interests. The Partnership is also registered as a nondiversified, closed-end management investment company under the 1940 Act. The Partnership was formed to acquire a portfolio of investments consisting primarily of bank loans, distressed debt, stressed high yield debt, mezzanine investments and public equities. The stated objective of the Company is to achieve high total returns while minimizing losses.

On July 31, 2006, Special Value Bond Fund II, LLC and Special Value Absolute Return Fund, LLC (the “Predecessor Funds” or “SVBFII” and “SVAR”, respectively) contributed 76.5% and 92.7%, respectively, of their assets totaling $428,718,759 to the Partnership in exchange for 100% of the common limited partnership interests and general partnership interests in a non-taxable transaction. SVBFII contributed assets consisting of investment securities of $176,190,903 (including unrealized appreciation of $12,780,545), cash of $32,633,751 and liabilities over other assets of $115,220,209. SVAR contributed assets consisting of investment securities of $481,763,854 (including unrealized appreciation of $54,591,406), cash of $27,718,761 and liabilities over other assets of $174,368,301. SVBFII and SVAR then contributed their common limited partnership interests in the Partnership to the Company in exchange for 100% of the Company’s common shares, which SVBFII and SVAR then distributed to their respective members who chose to participate in the Company.

The Company has elected to be treated as a regulated investment company (“RIC”) for U.S. federal income tax purposes. As a RIC, the Company will not be taxed on its income to the extent that it distributes such income each year and satisfies other applicable income tax requirements. The Partnership has elected to be treated as a partnership for U.S. federal income tax purposes. The Certificate of Formation of the Company and the Certificate of Limited Partnership of the Partnership were both filed with the Delaware Secretary of State on July 17, 2006. Investment operations commenced and initial funding was received on July 31, 2006, prior to the time the Company and the Partnership were required to register as investment companies. Subsequently, the Company received additional investments from additional investors that caused both of them to be required to register as investment companies.

These consolidated financial statements include the accounts of the Company and the Partnership. All significant intercompany transactions and balances have been eliminated in the consolidation.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

June 30, 2008

1.	Organization and Nature of Operations (continued)

The General Partner of the Partnership is SVOF/MM, LLC (“SVOF/MM”). The managing member of SVOF/MM is Tennenbaum Capital Partners, LLC (“TCP”), which serves as the Investment Manager of both the Company and the Partnership. Babson Capital Management LLC serves as Co-Manager of both the Company and the Partnership. Substantially all of the equity interests in the General Partner are owned directly or indirectly by TCP, Babson Capital Management LLC and employees of TCP. The Company, the Partnership, TCP, SVOF/MM and their members and affiliates may be considered related parties.

Company management consists of the Investment Manager and the Board of Directors. Partnership management consists of the General Partner and the Board of Directors. The Investment Manager and the General Partner direct and execute the day-to-day operations of the Company and the Partnership, respectively, subject to oversight from the respective Board of Directors, which sets the broad policies of the Company and performs certain functions required by the 1940 Act in the case of the Partnership. The Board of Directors of the Partnership has delegated investment management of the Partnership’s assets to the Investment Manager and the Co-Manager. Each Board of Directors consists of three persons, two of whom are independent. The holders of the preferred limited interests voting separately as a class will be entitled to elect two of the Directors. The remaining directors will be subject to election by holders of common shares and preferred limited interests voting together as a single class.

Company Structure

Total initial capitalization of the consolidated Company is approximately $828.8 million, consisting of approximately $419.0 million of contributed common equity, an approximately $9.8 million initial general partnership interest (the “GP Interest”) in the Partnership held by SVOF/MM, $134 million of preferred limited partnership interests in the Partnership (the “Series A Preferred”), $266 million under a senior secured revolving credit facility (the “Senior Facility”) held by the Partnership and $23,500 in Series Z preferred shares of the Company. The GP Interest in the Partnership is shown as a minority interest in these consolidated financial statements. The contributed common equity, GP Interest, preferred limited interests and the amount drawn under the Senior Facility are used to purchase Partnership investments and to pay certain fees and expenses of the Partnership. Most of these investments are included in the collateral for the Senior Facility.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

June 30, 2008

1.	Organization and Nature of Operations (continued)

The Company will liquidate and distribute its assets and will be dissolved on June 30, 2016, subject to up to two one-year extensions if requested by the Investment Manager and approved by the outstanding common shares. The Partnership will liquidate and distribute its assets and will be dissolved on June 30, 2016, subject to up to two one-year extensions if requested by the General Partner and approved by SVCF as the holder of the common limited partnership interests in the Partnership. However, the Operating Agreement and Partnership Agreement will prohibit liquidation of the Company and the Partnership, respectively, prior to June 30, 2016 if the Series A Preferred are not redeemed in full prior to such liquidation.

Preferred Limited Partnership Interests

At June 30, 2008, the Partnership had 6,700 Series A preferred limited partnership interests (the “Series A Preferred”) issued and outstanding with a liquidation preference of $20,000 per interest. The Series A Preferred are redeemable at the option of the Partnership, subject to certain limitations. Additionally, under certain conditions, the Partnership may be required to either redeem certain of the Series A Preferred or repay indebtedness, at the Partnership’s option. Such conditions would include a failure by the Partnership to maintain adequate collateral as required by its credit facility agreement or by the Statement of Preferences of the Series A Preferred, or a failure by the Partnership to maintain sufficient asset coverage as required by the 1940 Act. As of June 30, 2008, the Partnership was in full compliance with such requirements.

The Series A Preferred accrue dividends at an annual rate equal to LIBOR plus 0.75%, or in the case of any holders of Series A Preferred that are CP Conduits, the higher of (i) LIBOR plus 0.75% or (ii) the CP Conduit’s cost of funds rate plus 0.75%, subject to certain limitations and adjustments.

2.	Summary of Significant Accounting Policies

Basis of Presentation

The accompanying consolidated financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). In the opinion of the Investment Manager, the consolidated financial results of the Company included herein contain all adjustments necessary to present fairly the consolidated financial position of the Company as of June 30, 2008, the consolidated results of its operations and its consolidated cash flows for the six months then ended, and the consolidated changes in net assets for the six months ended June 30, 2008 and the year ended December 31, 2007. The following is a summary of the significant accounting policies of the Company and the Partnership.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

June 30, 2008

2.	Summary of Significant Accounting Policies (continued)

Investment Valuation

All of the investments of the Company are generally held by the Partnership. Management values investments held by the Partnership at fair value based upon the principles and methods of valuation set forth in policies adopted by the Partnership’s Board of Directors and in conformity with procedures set forth in the Senior Facility and Statement of Preferences for the Series A Preferred. Fair value is defined as the price that would be received to sell an investment in an orderly transaction between market participants at the measurement date.

Investments listed on a recognized exchange or market quotation system, whether U.S. or foreign, are valued for financial reporting purposes as of the last business day of the reporting period using the closing price on the date of valuation. Liquid investments not listed on a recognized exchange or market quotation system are valued by an approved nationally recognized pricing service or by using bid prices on the date of valuation as supplied by approved broker-dealers.

Semi-liquid investments, illiquid investments, and investments for which market quotations are determined to be unreliable are valued using valuations obtained from independent third party pricing or valuation services, or are valued internally by the Investment Manager under guidelines adopted by the Board of Directors and subject to their approval.

Investments valued internally by the Investment Manager are limited to 5% of the Total Capitalization of the Partnership, as defined in the Senior Facility. Generally, to increase objectivity in valuing the Partnership’s assets, the Investment Manager will utilize external measures of value, such as public markets or third-party transactions, whenever possible. The Investment Manager’s valuation is not based on long-term work-out value, immediate liquidation value, nor incremental value for potential changes that may take place in the future. The values assigned to investments that are valued by the Investment Manager are based on available information and do not necessarily represent amounts that might ultimately be realized, as these amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated.

Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), establishes a hierarchy that prioritizes the inputs used to measure fair value. The level category in which an investment falls is based on the lowest level input that is significant to the valuation of the investment in its entirety. At June 30, 2008, the investments of the Partnership were categorized as follows:

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

June 30, 2008

2.	Summary of Significant Accounting Policies (continued)

Level	Basis for Determining Fair Value	Aggregate Value
1	Quoted prices in active markets for identical assets	$25,957,802
2	Other observable market inputs*	405,345,323
3	Independent third-party pricing sources that employ significant unobservable inputs	142,247,491
3	Internal valuations with significant unobservable inputs	13,483,340

* E.g. quoted prices in inactive markets or quotes for comparable securities

Changes in investments categorized as Level 3 during the six months ended June 30, 2008 were as follows:

	Independent Third Party Valuation	Investment Manager Valuation
Beginning balance	$153,381,188	$33,074,392
Net realized and unrealized gains (losses)	(11,469,173)	4,580,820
Net acquisitions and dispositions	335,476	(24,171,872)
Net transfers in/out of category	-	-
Ending balance	$142,247,491	$13,483,340

Net change in unrealized gains (losses) during the period on investments still held at period end (included in net realized and unrealized gains/losses, above)	$(11,469,173)	$504,115

Investment Transactions

The Partnership records investment transactions on the trade date, except for private transactions that have conditions to closing, which are recorded on the closing date. The cost of investments purchased is based upon the purchase price plus those professional fees which are specifically identifiable to the investment transaction. Realized gains and losses on investments are recorded based on the specific identification method, which typically allocates the highest cost inventory to the basis of securities sold.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

June 30, 2008

2.	Summary of Significant Accounting Policies (continued)

Cash and Cash Equivalents

Cash consists of amounts held in accounts with brokerage firms and the custodian bank. Cash equivalents consist of highly liquid investments with an original maturity of three months or less. For purposes of reporting cash flows, cash consists of the cash held with brokerage firms and the custodian bank, and cash equivalents maturing within 90 days.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Partnership’s policy that its custodian take possession of the underlying collateral securities, the fair value of which is required to exceed the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Partnership may be delayed or limited.

Investments in Restricted Securities

The Partnership may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold to institutional investors in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and additional expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Statement of Investments. Restricted securities, including any restricted investments in affiliates, are valued in accordance with the investment valuation policies discussed above.

Investments in Foreign Securities

The Partnership may invest in securities traded in foreign countries and denominated in foreign currencies. At June 30, 2008, the Partnership held foreign currency denominated investments with an aggregate market value of approximately 9% of Partnership’s total cash and investments.  Such positions were converted at the closing rate in effect at June 30, 2008 and reported in U.S. dollars. Purchases and sales of investment securities and income and expense items denominated in foreign currencies, when they occur, are translated into U.S. dollars on the respective dates of such transactions.  The portion of gains and losses on foreign investments resulting from fluctuations in foreign currencies is included in net realized and unrealized gain or loss from investments.

Securities of foreign companies and foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different securities transactions clearance and settlement practices and potential future adverse political and economic developments. Moreover, securities of some foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

June 30, 2008

2.	Summary of Significant Accounting Policies (continued)

Derivatives

In order to mitigate certain currency exchange and interest rate risks, the Partnership has entered into several futures contracts, swaps, and forward currency transactions. All derivatives are recognized as either assets or liabilities in the statement of assets and liabilities. The transactions entered into are accounted for using the mark-to-market method with the resulting change in fair value recognized in earnings for the current period.

Valuations of futures contracts, swaps, and forward currency transactions at June 30, 2008 were determined as follows:

Level	Basis for Determining Fair Value	Aggregate Value
1	Quoted prices in active markets for identical instruments	$(312,300)
2	Other observable market inputs	(13,860,069)

Debt Issuance Costs

Costs of approximately $3.5 million were incurred in connection with placing the Partnership’s Senior Facility. These costs are being deferred and are amortized on a straight-line basis over eight years, the estimated life of the Senior Facility. The impact of utilizing the straight-line amortization method versus the effective-interest method is not expected to be material to the operations of the Company or the Partnership.

Organization Costs

Organization costs of $0.3 million were incurred in connection with the formation of the Company and the Partnership, and expensed to operations at inception.

Purchase Discounts

The majority of the Partnership’s high yield and distressed debt securities are purchased at a considerable discount to par as a result of the underlying credit risks and financial results of the issuer, as well as general market factors that influence the financial markets, as a whole. GAAP requires that discounts on corporate (investment grade) bonds municipal bonds and treasury bonds be amortized using the effective-interest or constant-yield method. The process of accreting the purchase discount of a debt security to par over the holding period results in accounting entries that increase the cost basis of the investment and record a noncash income accrual to the statement of operations. The Partnership considers it prudent to follow GAAP guidance that requires the Investment Manager to consider the collectibility of interest when making accruals. AICPA Statement of Position 93-1 discusses financial accounting and reporting for high yield debt securities and notes for which, because of the credit risks associated with high yield and distressed debt securities, income recognition must be carefully considered and constantly evaluated for collectibility.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

June 30, 2008

2.	Summary of Significant Accounting Policies (continued)

Accordingly, when accounting for purchase discounts, management recognizes discount accretion income when it is probable that such amounts will be collected and when such amounts can be estimated. A reclassification entry is recorded to reflect purchase discounts on all realized investments. For income tax purposes, the economic gain resulting from the sale of debt securities purchased at a discount is allocated between interest income and realized gains.

Distributions to Common Limited Interestholders and Common Shareholders

Distributions are recorded on the ex-dividend date. The amount to be paid by the Partnership to the Company as a dividend is determined by the Partnership’s General Partner, which has provided the Investment Manager with criteria for such distributions, and is generally based upon the estimated taxable earnings of the Company. The amount to be paid by the Company as a distribution to its common shareholders is determined by its Board of Directors, which has provided the Investment Manager with criteria for such distributions and is generally based upon amounts received from the Partnership, less any Company-level expenses and distributions to Series Z Preferred Shareholders. Net realized capital gains are distributed at least annually. The Company has distributed $104,800,000 to its shareholders since inception.

Income Taxes

The Company intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. Accordingly, no provision for income taxes is required in the consolidated financial statements. The Partnership’s income or loss is reported in the Partners’ income tax returns. As of June 30, 2008, all tax years of the Company and the Partnership since inception remain subject to examination by federal and state tax authorities. No such examinations are currently pending.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

June 30, 2008

2.	Summary of Significant Accounting Policies (continued)

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States. Capital accounts within the financial statements are adjusted at year-end for permanent book and tax differences. These adjustments are primarily due to returns of capital, non-deductible expenses and differing treatments for short-term realized gains and certain foreign currency transactions, and have no impact on net assets or the results of operations. Temporary differences are primarily attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses, and will reverse in subsequent periods.

Cost and unrealized appreciation (depreciation) for U.S. federal income tax purposes of the investments of the Partnership at June 30, 2008 were as follows:

Unrealized appreciation		$93,555,612
Unrealized depreciation		(108,381,907)
Net unrealized depreciation	$	(14,826,295)

Cost		$588,312,482

Use of Estimates

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Although management believes these estimates and assumptions to be reasonable and accurate, actual results could differ from those estimates.

Recent Accounting Pronouncements

On January 1, 2008, the Company and the Partnership adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. The adoption of FAS 157 did not have a material impact on the financial statements of the Company or the Partnership.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

June 30, 2008

3.	Allocations and Distributions

Distributions made to the common shareholders of the Company are based on distributions received from the Partnership, less any Company-level expenses and dividends to Series Z preferred shareholders. As set forth in the Partnership Agreement, distributions made to the Company and the Partnership’s General Partner with respect to any accounting period out of total cumulative investment return are determined as follows:

a)
First, 100% to the Company until the amount distributed to the Company, together with amounts previously distributed to the Company, equals an 8% annual weighted-average return on undistributed capital attributable to the Company;

b)	Second, 100% to the General Partner until the cumulative amount of such distributions equals 25% of all amounts previously distributed to the Company pursuant to clause (a) above; and

c)	All remaining amounts: (i) 80% to the Company and (ii) 20% to the General Partner.

The timing of distributions to the Company is determined by the General Partner, which has provided the Investment Manager with certain criteria for such distributions. The timing of distributions to the common shareholders of the Company is determined by its Board of Directors, which has provided the Investment Manager with certain criteria for such distributions.

Net investment income or loss, realized gain or loss on investments, and appreciation or depreciation on investments for the period is allocated to the Company and the General Partner in a manner consistent with that used to determine distributions.

The Series Z share dividend rate is fixed at 8% per annum.

4.	Management Fees and Other Expenses

Pursuant to the advisory agreements, the Investment Manager is entitled to receive an annual management and advisory fee, payable monthly in arrears, equal to 1.00% of the sum of the maximum amount of the Series A Preferred, the maximum amount available under the Senior Facility, the initial value of the contributed general partnership equity and the initial value of the contributed common equity, subject to reduction by the amount of the Senior Facility commitment when the Senior Facility is no longer outstanding, and by the amount of the Series A Preferred when less than $1 million in liquidation value of preferred securities is outstanding. For purposes of computing the management fee, total capital is approximately $828.8 million, consisting of contributed common equity of approximately $419.0 million, contributed general partnership equity of approximately $9.8 million, $134 million of Series A Preferred and $266 million of debt. In addition, the General Partner is entitled to a performance allocation as discussed in Note 3, above. As compensation for its services, the Co-Manager receives a portion of the management fees paid to the Investment Manager. The Co-Manager also receives a portion of any allocation paid to the General Partner.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

June 30, 2008

4.	Management Fees and Other Expenses (continued)

The Company and the Partnership pay all respective expenses incurred in connection with the business of the Company and the Partnership, including fees and expenses of outside contracted services, such as custodian, administrative, legal, audit and tax preparation fees, costs of valuing investments, insurance costs, brokers’ and finders’ fees relating to investments and any other transaction costs associated with the purchase and sale of investments of the Partnership.

5.	Senior Secured Revolving Credit Facility

The Partnership has entered into a credit agreement with certain lenders, which provides for a senior secured revolving credit facility (“Senior Facility”). The Senior Facility is a revolving extendible credit facility pursuant to which amounts may be drawn up to $266 million. The Senior Facility matures July 31, 2014, subject to extension by the lenders at the request of the Partnership for one 12-month period.

Advances under the Senior Facility bear interest at LIBOR plus 0.375% per annum, except in the case of loans from CP Conduits, which bear interest at the higher of LIBOR plus 0.375% or the CP Conduit’s cost of funds plus 0.375%, subject to certain limitations. Additionally, short-term advances under the swingline facility bear interest at the LIBOR Market Index Rate plus 0.375% per annum. In addition to amounts due on outstanding debt, the Senior Facility accrues commitment fees of 0.20% per annum on the unused portion of the Senior Facility, or 0.25% per annum when less than $106,400,000 in borrowings are outstanding.

6.	Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk

The Partnership conducts business with brokers and dealers that are primarily headquartered in New York and Los Angeles and are members of the major securities exchanges. Banking activities are conducted with a firm headquartered in the New York area.

In the normal course of business, the Partnership’s securities activities involve executions, settlement and financing of various securities transactions resulting in receivables from, and payables to, brokers, dealers and the Partnership’s custodian. These activities may expose the Company and the Partnership to risk in the event such parties are unable to fulfill contractual obligations. Management does not anticipate any losses from counterparties with whom it conducts business.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

June 30, 2008

6.	Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk (continued)

Consistent with standard business practice, the Company and the Partnership enter into contracts that contain a variety of indemnifications. The maximum exposure of the Company and the Partnership under these arrangements is unknown. However, the Company and the Partnership expect the risk of loss to be remote.

The Statement of Investments may include certain unfunded or partially funded loan commitments. These commitments are reflected at fair value and may be drawn up to the principal amount shown.

7.	Series Z Preferred Capital

In addition to the Series A Preferred of the Partnership described in Note 1, the Company had 47 Series Z preferred shares authorized, issued and outstanding as of June 30, 2008. The Series Z preferred shares have a liquidation preference of $500 per share plus accumulated but unpaid dividends and pay dividends at an annual rate equal to 8% of liquidation preference. The Series Z preferred shares are redeemable at any time at the option of the Company and may only be transferred with the consent of the Company.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

June 30, 2008

8.	Financial Highlights

	Six Months Ended		July 31, 2006
	June 30, 2008	Year Ended	(Inception) to
	(Unaudited)	December 31, 2007	December 31, 2006

Per Common Share
Net asset value, beginning of period	$936.95	$1,036.13	$1,000.00

Investment operations
Net investment income	42.92	166.54	48.14
Net realized and unrealized loss	(147.38)	(28.73)	62.27
Distributions to minority interestholder from:
Net investment income	-	(29.74)	(7.98)
Net realized gains	-	(17.76)	(3.39)
Returns of capital	-	(1.30)	-
Net change in undistributed earnings of minority interest holder	7.52	24.89	(9.10)
Net change in reserve of dividends to Series Z preferred shareholders	-	-	-
Distributions to Series A preferred limited partners from:
Net investment income	(8.58)	(19.96)	(2.37)
Net realized gains	-	-	(1.01)
Net change in accumulated distributions to Series A preferred limited partners	1.88	0.35	(4.98)

Total from investment operations	(103.64)	94.29	81.58

Distributions to common shareholders from:
Net investment income	(9.55)	(117.36)	(31.90)
Net realized gains	-	(71.03)	(13.55)
Returns of capital	-	(5.08)	-
Total distributions to common shareholders	(9.55)	(193.47)	(45.45)

Net asset value, end of period	$823.76	$936.95	$1,036.13

Return on invested assets (1), (2)	(6.0)%	11.7%	8.4%

Gross return to common shareholders (1)	(11.8)%	11.4%	10.3%
Less: Allocation to General Partner of Special Value Continuation Partners, LP (1)	0.7%	(2.2)%	(2.1)%
Return to common shareholders (1), (3)	(11.1)%	9.2%	8.2%

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

June 30, 2008

9.	Financial Highlights (continued)

	Six Months Ended	Year Ended
	June 30, 2008 (Unaudited)	December 31, 2007

Ratios and Supplemental Data:
Ending net assets attributable to common shareholders	$345,116,973	$392,541,013
Net investment income / average common shareholder equity (4), (5), (6)	9.6%	12.8%

Operating expenses and General Partner allocation / average common shareholder equity
Operating expenses (4), (6)	4.5%	4.6%
General Partner allocation (1)	(0.9)%	2.3%
Total expenses and General Partner allocation	3.6%	6.9%

Portfolio turnover rate (1), (7)	14.1%	64.6%
Weighted-average debt outstanding	$144,763,736	$162,460,274
Weighted-average interest rate	3.9%	5.8%
Weighted-average number of shares	418,955	418,955
Average debt per share	$345.53	$387.77

Annualized Inception to Date Performance Data as of June 30, 2008:

Return on common shareholder equity (3)	2.6%
Return on invested assets (2)	6.9%
Internal rate of return to common shareholder equity (8)	4.2%

(1)	Not annualized for periods of less than one year.

(2)	Return on invested assets is a time-weighted, geometrically linked rate of return and excludes cash and cash equivalents.

(3)
Returns (net of dividends to preferred limited partners of the Partnership, allocations to General Partner, fund expenses, including financing costs and management fees) are calculated on a monthly geometrically linked, time-weighted basis.

(4)	Annualized for periods of less than one year.

(5)	Net of income and expense allocation to the minority interestholder.

(6)	These ratios include interest expense but do not reflect the effect of dividend payments to preferred limited partners of the Partnership.

(7)	Excludes securities acquired from Special Value Bond Fund II, LLC and Special Value Absolute Return Fund, LLC at the inception of the Company and the Partnership.

(8)
Net of dividends to preferred limited partners of the Partnership, allocation to General Partner and fund expenses, including financing costs and management fees. Internal rate of return (“IRR”) is the imputed annual return over an investment period and, mathematically, is the rate of return at which the discounted cash flows equal the initial cash outlays. The internal rate of return presented assumes liquidation of the fund at net asset value as of the balance sheet date, and is reduced by the organizational costs that were expensed at the inception of the Company.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Schedule of Changes in Investments in Affiliates (1)

Six Months Ended June 30, 2008

Security	Value, Beginning of Period	Acquisitions	Dispositions	Value, End of Period

Anacomp, Inc., Common Stock	$10,984,768	$-	$-	$4,871,670
Anacomp, Inc., Promissory Note, LIBOR + 6.5%, due 8/31/09	1,064,254	-	-	1,122,303
Anacomp, Inc., Senior Secured Subordinated Notes, 14% PIK, due 3/12/13	-	5,036,944		5,213,238
Celerity, Inc., Senior Secured Notes,
LIBOR + 8%, due 12/23/08	21,010,712	-	(21,010,712)	-
Celerity, Inc., Senior Secured Notes,
LIBOR + 12%, due 12/31/09	-	21,543,028		20,573,592
Celerity, Inc., Senior Second Lien Secured Convertible Notes,
LIBOR + 12% PIK, due 12/31/09	-	7,316,698		7,316,698
Celerity, Inc., Common Stock	72,816	-	-	-
EaglePicher Corporation, 1st Lien Tranche B Term Loan
LIBOR + 4.5%, due 12/31/12	13,373,750		(5,019,969)	7,901,173
EaglePicher Corporation, 2nd Lien Term Loan
LIBOR + 7.5%, due 12/31/13	7,131,250	-	-	7,052,500
EaglePicher Holdings, Inc., Common Stock	45,968,173	-	-	40,264,404
ESP Holdings, Inc., 1st Lien Revolver
LIBOR + 4.5%, due 06/30/09	372,898	-	(509,198)	199,857
ESP Holdings, Inc., 1st Lien Term Loan
LIBOR + 4.5%, due 6/30/09	6,370,372	-	(1,957,678)	3,596,655
ESP Holdings, Inc., 2nd Lien Term Loan
LIBOR + 10%, due 9/12/14	17,448,027	-	-	17,990,452
ESP Holdings, Inc., Junior Unsecured Subordinated Promissory Notes, 18% PIK, due 3/31/15	-	5,321,627		5,401,452
ESP Holdings, Inc., Common Stock	8,389,319	-	-	7,740,421
ESP Holdings, Inc., 15% PIK, Preferred Stock	9,269,965	-	(5,321,627)	4,542,260
Information Resources, Inc., Series A Restricted Preferred Stock	16,022,257	-	-	17,918,259
Information Resources, Inc., Series A Preferred Stock	15,229,236	-	-	17,031,395
International Wire Group, Senior Secured Notes, 10%, due 10/15/11	12,515,400	-	(12,515,400)	-
International Wire Group, Inc., Common Stock	44,042,562	-	-	49,486,025
Interstate Fibernet, Inc., 1st Lien Term Loan,
LIBOR + 4%, due 7/31/13	11,629,072	-	-	10,618,564
Interstate Fibernet, Inc., 2nd Lien Senior Secured Note,
LIBOR + 3.5% Cash and 4% PIK, due 7/31/14	12,459,720	-	-	11,916,257
Interstate Fibernet, Inc., Common Stock	54,450,340	-	-	32,670,204
SVC Partners Corp. 2, Common Stock	3,546,321	-	-	3,617,298

Note to Schedule of Changes in Investments in Affiliates:

(1)
The issuers of the securities listed on this schedule are considered affiliates under the Investment Company Act of 1940 due to the ownership by the Company of 5% or more of the issuer's voting securities.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidating Statement of Assets and Liabilities (Unaudited)

June 30, 2008

	Special Value	Special Value		Special Value
	Continuation	Continuation		Continuation
	Fund, LLC	Partners, LP		Fund, LLC
	Standalone	Standalone	Eliminations	Consolidated
Assets
Investments:
Unaffiliated issuers	$-	$309,989,279	$-	$309,989,279
Investment in subsidiary	345,191,596	-	(345,191,596)	-
Controlled companies	-	14,824,509	-	14,824,509
Other affiliates	-	262,220,168	-	262,220,168
Total investments	345,191,596	587,033,956	(345,191,596)	587,033,956

Cash and cash equivalents	75,719	43,877,848	-	43,953,567
Accrued interest income:
Unaffiliated issuers	-	9,054,713	-	9,054,713
Controlled companies	-	10,900	-	10,900
Other affiliates	-	1,185,546	-	1,185,546
Receivable for investment securities sold	-	4,010,610	-	4,010,610
Distributions receivable from subsidiary	4,000,000		(4,000,000)	-
Deferred debt issuance costs	-	2,680,332	-	2,680,332
Receivable from parent	-	227,636	(227,636)	-
Prepaid expenses and other assets	255,850	59,317	-	315,167
Total assets	349,523,165	648,140,858	(349,419,232)	648,244,791

Liabilities
Credit facility payable	-	147,000,000	-	147,000,000
Distributions payable	4,000,000	4,000,000	(4,000,000)	4,000,000
Depreciation on swaps and forward contracts	-	13,547,769	-	13,547,769
Interest payable	-	1,079,848	-	1,079,848
Payable to subsidiary	227,636		(227,636)	-
Payable for investment securities purchased	-	699,835	-	699,835
Management and advisory fees payable	-	690,599	-	690,599
Futures contracts at fair value	-	312,300	-	312,300
Payable to affiliate	51,253	114,903	-	166,156
Director fees payable	-		-	-
Accrued expenses and other liabilities	102,866	354,455	-	457,321
Total liabilities	4,381,755	167,799,709	(4,227,636)	167,953,828

Preferred stock
Series Z preferred stock; $500/share liquidation preference; 400 shares authorized, 47 issued and outstanding	23,500		-	23,500
Accumulated dividends on Series Z preferred stock	937		-	937
Total preferred stock	24,437		-	24,437

Preferred limited partner interest
Series A preferred limited partner interests; $20,000/interest liquidation preference; 6,700 interests authorized, issued and outstanding	-	134,000,000	-	134,000,000
Accumulated distributions on Series A preferred interests	-	1,149,553	-	1,149,553
Total preferred limited partner interest	-	135,149,553	-	135,149,553

Minority interests
General partner interest in Special Value Continuation Partners, LP	-		-	-

Net assets	$345,116,973	$345,191,596	$(345,191,596)	$345,116,973

Composition of net assets
Common stock, $0.001 par value; unlimited shares authorized, 418,955.777 shares issued and outstanding	$419	$-	$-	$419
Paid-in capital in excess of par, net of contributed unrealized gains	358,676,540	-	-	358,676,540
Paid-in capital	-	358,636,781	(358,636,781)	-
Distributable earnings	(13,559,049)	(13,445,185)	13,445,185	(13,559,049)
Minority interest	-		-	-
Accumulated dividends to Series Z preferred shareholders	(937)		-	(937)
Net assets	$345,116,973	$345,191,596	$(345,191,596)	$345,116,973

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidating Statement of Operations (Unaudited)

Six Months Ended June 30, 2008

	Special Value	Special Value		Special Value
	Continuation	Continuation		Continuation
	Fund, LLC	Partners, LP		Fund, LLC
	Standalone	Standalone	Eliminations	Consolidated
Investment income
Interest income:
Unaffiliated issuers	$801	$18,929,626	$-	$18,930,427
Controlled companies	-	271,183	-	271,183
Other affiliates	-	6,604,303	-	6,604,303
Dividend income - unaffiliated issuers	-	40,719	-	40,719
Other income - affiliates	-	23,501	-	23,501
Total interest and related investment income	801	25,869,332	-	25,870,133

Operating expenses
Management and advisory fees	-	4,143,594	-	4,143,594
Interest expense	-	2,827,626	-	2,827,626
Amortization of deferred debt issuance costs	-	219,542	-	219,542
Commitment fees	-	129,805	-	129,805
Legal fees, professional fees and due diligence expenses	53,070	114,854	-	167,924
Custody fees	1,750	83,574	-	85,324
Director fees	30,053	59,447	-	89,500
Insurance expense	20,525	40,745	-	61,270
Other operating expenses	6,594	159,258	-	165,852
Total expenses	111,992	7,778,445	-	7,890,437

Net investment income	(111,191)	18,090,887	-	17,979,696

Net realized and unrealized loss
Net realized loss from:
Investments in unaffiliated issuers	-	(9,084,767)	-	(9,084,767)
Investments in affiliated issuers	-	(1,136,440)	-	(1,136,440)
Foreign currency transactions	-	(6,011)	-	(6,011)
Net realized loss	-	(10,227,218)	-	(10,227,218)

Net change in net unrealized appreciation (depreciation) on:
Investments	(43,311,912)	(51,536,334)	43,311,912	(51,536,334)
Foreign currency	-	15,953	-	15,953
Net change in unrealized appreciation (depreciation)	(43,311,912)	(51,520,381)	43,311,912	(51,520,381)
Net realized and unrealized loss	(43,311,912)	(61,747,599)	43,311,912	(61,747,599)

Net change in undistributed earnings of minority interestholder	-	-	3,149,915	3,149,915
Distributions to preferred limited partners	-	(3,593,765)	-	(3,593,765)
Net change in accumulated distributions to Series A preferred limited partners	-	788,650	-	788,650
Dividends to Series Z preferred shareholders	(2,673)	-	-	(2,673)
Net change in reserve for dividends to Series Z preferred shareholders	1,736	-	-	1,736
Net decrease in net assets applicable to common shareholders	$(43,424,040)	$(46,461,827)	$46,461,827	$(43,424,040)

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Approval of Investment Management Agreements
(Unaudited)

On April 29, 2008, the Boards of Directors of the Company and the Partnership, including the “non-interested” Directors (the “Independent Directors”), voted to approve the respective Investment Management Agreement and Co-Management Agreement of the Company and the Partnership (each a “Management Agreement” and collectively, the “Management Agreements”) for an additional one-year term.

In considering whether to recommend re-approval of the Management Agreements, the Independent Directors reviewed materials provided by the Investment Manager, the Co-Manager, fund counsel and independent counsel. The Directors also met with senior personnel of the Investment Manager and discussed a number of topics affecting their determination, including the following.

(i) The nature, extent and quality of services provided by the Investment Manager and Co-Manager. The Independent Directors reviewed the services that the Investment Manager and Co-Manager provide to the Company and the Partnership. The Independent Directors noted the comprehensive range of such services and that the Investment Manager had developed reporting, valuation and other procedures that were customized to the specialized natures of the Company and the Partnership, and that the Investment Manager had expertise in administering such procedures. In addition, the Independent Directors considered the size, education, background and experience of the Investment Manager’s and Co-Manager’s staff. They also took into consideration the Investment Manager’s and Co-Manager’s quality of service and noted their longevity in the industry. Lastly, the Independent Directors reviewed the Investment Manager’s ability to attract and retain quality and experienced personnel. The Independent Directors concluded that the scope of services expected to be provided by the Investment Manager and Co-Manager to the Company and the Partnership and the experience and expertise of the personnel performing such services was consistent with the nature, extent and quality expected of an Investment Manager of investment vehicles such as the Company and the Partnership.

(ii) Investment performance of the Company, the Partnership and the Investment Manager. The Independent Directors reviewed the past investment performance of the Company and the Partnership and other funds for which the Investment Manager provides investment advisory services, both on an absolute basis and as compared to other funds that had invested in similar investments, as well as general market indices, and the Independent Directors noted that the Company and the Partnership had performed satisfactorily.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Approval of Investment Management Agreements (Continued)
(Unaudited)

(iii) Cost of the services provided and profits realized by the Investment Manager from its relationship with the Company and the Partnership. The Independent Directors considered the cost of the services provided by the Investment Manager. As part of their analysis, the Independent Directors gave substantial consideration to the compensation payable to the Investment Manager, the terms of which are summarized in the footnotes to the financial statements included in this report. The Independent Directors also noted the types of expenses for which the Company and the Partnership on the one hand, or the Investment Manager and Co-Manager on the other, are responsible. In reviewing the management compensation, the Independent Directors considered the management fees and operating expense ratios of other registered and non-registered funds managed by the Investment Manager and by other managers that had somewhat comparable investment programs. The Independent Directors also noted that the compensation provisions had been subject to extensive discussion with several of the large institutional investors in the Company and the Partnership.

The Independent Directors also reviewed information regarding the profitability to the Investment Manager of its relationship with the Company and the Partnership and information on the financial condition of the Investment Manager. The Independent Directors noted that the Investment Manager and Co-Manager and their affiliates did not receive revenues from any other source, such as brokerage commissions or origination fees, in relation to the Company and the Partnership. The Independent Directors found that the profits realized by the Investment Manager from its relationship with the Company and the Partnership were reasonable and consistent with the Investment Manager’s fiduciary duties. The Independent Directors noted that the Co-Manager was unable to provide the Directors with the information requested on profitability to the Co-Manager of its relationship with the Company and the Partnership. The Independent Directors also found that the Investment Manager and Co-Manager each had the financial resources necessary to continue to carry out their respective functions.

The Independent Directors concluded that the management and performance fees for the Investment Manager and Co-Manager were reasonable.

(iv) The extent to which economies of scale would be realized as the Company and the Partnership grow and whether fee levels would reflect such economies of scale. In light of the Company’s and the Partnership’s predetermined sizes and policies of distributing all realized income, the Independent Directors determined that the possibility of economies of scale was not relevant with respect to the current structures of the Company and the Partnership and accordingly did not consider whether fee levels would reflect any economies of scale.

In considering the Management Agreements, no single factor was determinative to the decision of the Directors. Rather, after weighing all of the reasons discussed above, the Independent Directors unanimously recommended re-approval of each of the Management Agreements.

ITEM 2. CODE OF ETHICS.

Not applicable for filing of Semiannual Reports to Shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for filing of Semiannual Reports to Shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for filing of Semiannual Reports to Shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in Semiannual Shareholder Report in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for filing of Semiannual Reports to Shareholders.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable for filing of Semiannual Reports to Shareholders.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant’s Chief Executive Officer and Chief Financial Officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported in a timely manner.

(b) None.

ITEM 12. EXHIBITS.

(a) (1)  Not applicable for filing of Semiannual Reports to Shareholders.

(a) (2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a) (3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Special Value Continuation Fund, LLC

By:	/s/ Hugh Steven Wilson
Name: Hugh Steven Wilson
Title: Chief Executive Officer
Date: August 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Hugh Steven Wilson
Name: Hugh Steven Wilson
Title: Chief Executive Officer
Date: August 29, 2008

By:	/s/ Peyman S. Ardestani
Name: Peyman S. Ardestani
Title: Chief Financial Officer
Date: August 29, 2008